UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2005

                              LAS VEGAS SANDS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                      00132373                  27-0099920
-------------------------------   ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH, LAS VEGAS, NEVADA                   89109
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    (Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code: (702) 414-1000

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS

         On January 4, 2005, the Company issued a press release related to the redemption by its subsidiaries, Las Vegas Sands, Inc. and Venetian Casino Resort, LLC, of $291.14 million of 11% Mortgage Notes due 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Press Release of Las Vegas Sands Corp., dated January 4, 2005.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LAS VEGAS SANDS CORP.



                                     By: /s/ Scott D. Henry
                                         -------------------------------
                                         Name:  Scott D. Henry
                                         Title: Chief Financial Officer




Date:  January 4, 2005



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------

99.1             Press Release of Las Vegas Sands Corp., dated January 4, 2005.